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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) October 22, 1999.
                                                        -----------------

                    Realm Production and Entertainment, Inc.
               -------------------------------------------------
               (Exact name of registrant as specified in charter)


         Florida                       000-26047                 65-0609891
-------------------------      ------------------------     ------------------
(State or other jurisdic-      (Commission File Number)        (IRS Employer
 tion of incorporation)                                     Identification No.)


428 West Sixth Avenue, Vancouver, BC, Canada                      V5Y 1L2
--------------------------------------------                     ----------
(Address of principle executive offices)                         (Zip Code)


Registrant's telephone number, including area code    604-801-5566
                                                      ------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                      ------------------------------------


                         Exhibit Index appears on Page 4


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Item 2.      Acquisition or Disposition of Assets

             On October 22, 1999, pursuant to the terms of that certain Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), dated as of September 17, 1999, by and among Realm Production and Entertainment, Inc. (the "Company"), Realm Acquisition Corp., a wholly-owned subsidiary of the Company ("Merger Sub") and emailthatpays.com ("email"), Merger Sub was merged (the "Merger") with and into email. Pursuant to the Merger, the shareholders of email received one share of the Company's common stock in exchange for each share of email's common stock, or an aggregate of 6,572,000 shares of the Company's common stock.

             A copy of the Merger Agreement is attached hereto as Exhibit
             2.1 (excluding exhibits and schedules thereto).

Item 5.      Other Events

             On October 27, 1999 the Company amended its Articles of Incorporation to (i) change the name of the Company from Realm Production and Entertainment, Inc. to tvtravel.com, Inc.; and
             (ii) change the principal address of the Company to 428 West Sixth Avenue, Vancouver, BC V5Y 1L2. A copy of the Articles of Amendment to the Articles of Incorporation is attached hereto as Exhibit 99.1.

             On October 29, 1999 the Board of Directors of the Company elected Daniel Hunter and Donald James MacKenzie to the Board of Directors. Thereafter, on October 29, 1999, Steven Adelstein resigned from his position as a director, effective immediately after Daniel Hunter and Donald James MacKenzie were admitted to the Board of Directors of the Company.

             Also on October 29, 1999 Steven Adelstein resigned from his position as the President of the Company and Gus A. Guilbert, Jr. resigned from his positions as Executive Vice President, Treasurer and Secretary of the Company. Thereafter, on October 29, 1999, the Board of Directors of the Company elected Daniel Hunter as the Chief Executive Officer of the Company and Donald James MacKenzie as the President and Secretary of the Company.

             Effective November 2, 1999 the Company's ticker symbol on the OTC Bulletin Board changed from RMPE to TVCM.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             (a)      Financial Statements of Businesses Acquired.

                      The Company is not including the required financial statements for emailthatpays.com with this report. The Company undertakes to file such financial statements as an amendment of this Form 8-K as soon


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                      as practicable after the date hereof, but in no event
                      later than 60 days after the date on which this report on Form 8-K is required to be filed.

             (b)      Pro Forma Financial Information.

                      The Company is not including the required pro forma financial information relating to the acquisition with this report. The Company undertakes to file such pro forma financial information as an amendment to this Form 8-K as soon as practicable after the date hereof, but in no event later than 60 days after the date on which this report on Form 8-K is required to be filed.

             (c)      Exhibits.

                      2.1 Agreement and Plan of Merger and Reorganization, dated as of September 17, 1999, by and among Realm Production and Entertainment, Inc., Realm Acquisition Corp., and emailthatpays.com (excluding exhibits and schedules thereto).

                      99.1 Articles of Amendment to the Articles of Incorporation of Realm Production and Entertainment, Inc.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Realm Production and Entertainment, Inc.
                                       (Registrant)


Date: November 5, 1999             By: /s/ Daniel Hunter
                                       ---------------------
                                       Name: Daniel Hunter
                                       Title: Chief Executive Officer











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                                  EXHIBIT INDEX
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Exhibit No.
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2.1      Agreement and Plan of Merger and Reorganization, dated as of September
         17, 1999, by and among Realm Production and Entertainment, Inc., Realm Acquisition Corp., and emailthatpays.com (excluding exhibits and schedules thereto).

99.1 Articles of Amendment to the Articles of Incorporation of Realm Production and Entertainment, Inc.









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